Exhibit 10.10

***Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type the registrant treats as private or confidential. Such omitted information is indicated by brackets (“[Redacted]”) in this exhibit.***

Supplemental Agreement to the Exclusive Option Agreement

Party A: Yunxuetang Information Technology (Jiangsu) Co., Ltd.

Registered address: [Redacted]

Legal representative: Lu Xiaoyan

Party B: Lu Xiaoyan

ID Card No.: [Redacted]

Party C: Jiangsu Yunxuetang Network Technology Co., Ltd.

Registered address: [Redacted]

Legal representative: Lu Xiaoyan

Whereas:

1.	Party A is a wholly foreign-owned enterprise incorporated and existing under the laws of the PRC.

2.	Party C is a limited liability company incorporated and existing under the laws of the PRC.

3.	Party B is one of the shareholders of Party C. Prior to the signing of this Agreement, the shareholders of Party C and the amount of their capital contributions are shown in the table below.

Shareholder	Registered capital contribution (RMB)
Lu Xiaoyan	28,452,538
Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership) (苏州新智云企业管理咨询中心（有限合伙）)	6,120,849
Ding Jie	2,588,813
Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership) (苏州大致启宏企业管理咨询中心（有限合伙）)	3,636,736
Beijing Langmafeng Venture Capital Management Co., Ltd.	12,268,519
Wu Bin	1,501,006
Chen Hongbo	805,657
Xu Naihan	805,657
Shanghai Ximalaya Technology Co., Ltd.	2,592,913
Shen Jinhua	1,728,608
Gao Qi	1,728,608

Total	62,229,904

4.

All the shareholders of Party C and Party A and Party C entered into the Exclusive Option Agreement (the “Original Agreement”) on June 1, 2020. Party B, as one of the shareholders of Party C, also signed the Original Agreement in respect of the registered capital contribution of RMB28,452,538 held by it.

5.

Now Beijing Langmafeng Venture Capital Management Co., Ltd., a shareholder of Party C, intends to transfer its registered capital contribution of RMB11,646,220 to Party B (the “Beijing Langmafeng Equity Transfer”), and shareholder Wu Bin intends to transfer his registered capital contribution of RMB1,501,006 to Party B (the “Wu Bin Equity Transfer”, and together with the Beijing Langmafeng Equity Transfer, the “Equity Transfer”). Following the Equity Transfer, Wu Bin shall no longer hold any Equity in Party C, Beijing Langmafeng Venture Capital Management Co., Ltd. shall continue to hold the registered capital contribution of RMB622,299, and Party B shall hold an additional registered capital contribution of RMB13,147,226 (the “Newly-transferred Equity”).

Now Party A, Party B and Party C reached a consensus through consultation and made and entered into the Supplemental Agreement in Suzhou, the People’s Republic of China on July 12, 2024:

In respect of the Newly-transferred Equity, Party B voluntarily joins the Original Agreement as the Authorizing Party and accepts all the terms and conditions of the Original Agreement, including but not limited to irrevocably granting Party A an exclusive right to purchase, at any time and at its own discretion, all the Equity (including the Newly-transferred Equity) held by Party B (the Authorizing Party) in Party C in installments or in a lump sum by Party A or such a third party as designated by Party A, at the lowest price permissible by the PRC laws at the time of the exercise of the right.

II. This Supplementary Agreement shall be an integral part of the Original Agreement. Following the execution of this Supplemental Agreement, the Original Agreement shall, unless otherwise agreed in this Supplemental Agreement, remain in full effect. In the event of any discrepancy between this Supplemental Agreement and the Original Agreement, this Supplemental Agreement shall prevail. For any matter not specified in this Supplemental Agreement (including, but not limited to, the application of law, dispute resolution, etc.) shall be subject to the stipulation of the Original Agreement.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to sign this Supplemental Agreement on the date first set forth above for observation.

Party A: Yunxuetang Information Technology (Jiangsu) Co., Ltd.

Signature of Authorized Representative:	/s/ Lu Xiaoyan
Name: Lu Xiaoyan
Title: Chairman

Party B: Lu Xiaoyan

Signature:	/s/ Lu Xiaoyan

Party C: Jiangsu Yunxuetang Network Technology Co., Ltd.

Signature of Authorized Representative:	/s/ Lu Xiaoyan
Name: Lu Xiaoyan
Title: Chairman

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